Exhibit 10.2

MASTER AMENDMENT NO. 6 TO THE U.S. RECEIVABLES LOAN AGREEMENT,

U.S. SERVICING AGREEMENT, U.S. RECEIVABLES PURCHASE AGREEMENT

AND TRANSACTION DOCUMENTS

This MASTER AMENDMENT NO. 6 TO THE U.S. RECEIVABLES LOAN AGREEMENT, U.S. RECEIVABLES PURCHASE AGREEMENT, U.S. SERVICING AGREEMENT AND TRANSACTION DOCUMENTS, dated as of April 21, 2017 (this “Amendment”), is made among Huntsman Receivables Finance II LLC (the “Company”), a Delaware limited liability company, Huntsman Propylene Oxide LLC, a Texas limited liability company (“Huntsman Propylene”), Huntsman International Fuels LLC, a Texas limited liability company (“Huntsman Fuels”), Huntsman Ethyleneamines LLC, a Texas limited liability company (“Huntsman Ethyl”), Huntsman Petrochemical LLC, a Delaware limited liability company (“Huntsman Petro”), Huntsman Advanced Materials Americas LLC, a Delaware limited liability company (“Huntsman Advanced”), Huntsman P&A Americas LLC, a limited liability company established under the laws of Delaware (“Huntsman P&A” and, together with Huntsman Propylene, Huntsman Fuels, Huntsman Ethyl and Huntsman Petro, each a “Current U.S. Originator” and collectively the “Current U.S. Originators”), Huntsman International LLC, a limited liability company established under the laws of Delaware (“Huntsman International”), Vantico Group S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (Luxembourg) with its registered office at 68-70, Boulevard de la Pétrusse, L-2320 Luxembourg, registered with the Luxembourg trade and companies' register under number B72959 (the “Master Servicer”), PNC Bank, National Association (“PNC”) in its capacities as Administrative Agent (the “Administrative Agent”), as Collateral Agent (the “Collateral Agent”), as a Funding Agent (the “PNC Funding Agent”) and as a Committed Lender (the “PNC Committed Lender”), Royal Bank of Canada, as a Funding Agent (the “RBC Funding Agent”) and as a Committed Lender (the “RBC Committed Lender”), and Thunder Bay Funding LLC, as a Conduit Lender (the “RBC Conduit Lender”) (each Conduit Lender and Committed Lender collectively, the “Lenders”).

WHEREAS, the Current U.S. Originators and Huntsman International, as purchaser, are parties to the U.S. Receivables Purchase Agreement dated as of October 16, 2009 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “U.S. Receivables Purchase Agreement”) relating to the sale of certain Receivables originated by the Current U.S. Originators;

WHEREAS, the Company and Huntsman International, as contributor, entered into the Contribution Agreement dated as of October 16, 2009 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “U.S. Contribution Agreement”) pursuant to which Huntsman International agreed to contribute, from time to time certain Receivables it has purchased or may purchase from the Current U.S. Originators as well as the Receivables originated by it;

WHEREAS, the Company, the Master Servicer, the PNC Funding Agent, the PNC Committed Lender, the RBC Funding Agent, the RBC Committed Lender, the RBC Conduit Lender, the Administrative Agent and the Collateral Agent are parties to the U.S. Receivables Loan Agreement, dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “U.S. Receivables Loan Agreement”) pursuant to which the Company may from time to time request Loans from the Lenders to, among other things, acquire Receivables;

WHEREAS, the Company, the Master Servicer, the Servicer Guarantor, the Local Servicers, the Administrative Agent and the Collateral Agent are parties to the U.S. Servicing Agreement dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “U.S. Servicing Agreement”);

WHEREAS, the Master Servicer has notified the Administrative Agent that Huntsman P&A desires to withdraw as an Originator under the U.S. Receivables Purchase Agreement and shall thereafter no longer sell its Receivables to Huntsman International pursuant to the U.S. Receivables Purchase Agreement; and has requested consent to the repurchase by Huntsman P&A, on the date hereof, of the Receivables that were sold by Huntsman P&A prior to the date hereof, in connection with its withdrawal as an Originator;

WHEREAS, the Company has requested that the Administrative Agent, the Collateral Agent, the Funding Agents and the Lenders agree to amend the U.S. Receivables Loan Agreement, the U.S. Servicing Agreement, the U.S. Receivables Purchase Agreement and the other Transaction Documents on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Capitalized terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in Schedule 3 to the U.S. Receivables Loan Agreement (as in effect prior to this Amendment).

2.         Withdrawal of Huntsman P&A as “Originator” under the U.S. Receivables Purchase Agreement.  As of April 21, 2017, Purchaser has removed Huntsman P&A as an “Originator” pursuant to Section 8.05 of the U.S. Receivables Purchase Agreement, provided that Huntsman P&A shall have a continuing obligation with respect to Purchased Receivables originated by Huntsman P&A, as set forth therein, to the extent that any such Purchased Receivables are not repurchased by Huntsman P&A in connection with its removal as an “Originator”.

3.         Amendments to the U.S. Servicing Agreement.  The parties to the U.S. Servicing Agreement hereby agree that, as of April 21, 2017, clause (d) of the preamble to the U.S. Servicing Agreement shall be and hereby is amended by deleting Huntsman P&A Americas LLC from the definition of “U.S. Originators” and “Local Servicers”.

4.         Amendments to the U.S. Receivables Loan Agreement.  The parties to the U.S. Receivables Loan Agreement hereby agree that the U.S. Receivables Loan Agreement shall be and hereby is amended as follows:

(a)        Section 2.1  (Facility) to the U.S. Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.1         Facility

Subject to the terms of this Agreement, each Funding Agent, on behalf of its Lender Group, agrees to make available to the Company a committed revolving loan facility, in an amount not exceeding its Commitment, less the sum of (i) its share of any Swingline Loans outstanding and (ii) its Allocated Share of any LC Exposure outstanding.  The Swingline Lender agrees to make available to the Company a committed swingline facility, in an amount not to exceed the Maximum Swingline Loan Amount.  Each Issuing Bank agrees, subject to the terms and conditions herein, to issue Letters of Credit in an amount not to exceed the LC Sub-Limit in the aggregate.

(b)       Section 2.2(a)  (The Loans) to the U.S. Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a)         On the terms and subject to the conditions hereof, on the Closing Date and thereafter from time to time prior to the Facility Termination Date, the Swingline Lender shall make Swingline Loans to the Company in the amount requested and each Lender Group shall make Loans to the Company as set forth in Section 3.2 hereof.

(c)       Subsections (d) and (e) of Section 2.4  (Letters of Credit) to the U.S. Receivables Loan Agreement are each hereby amended and restated in their respective entireties to read as follows:

(d)         Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of any Issuing Bank, the Funding Agents or the Lenders, the applicable Issuing Bank hereby grants to each Funding Agent, and each Funding Agent, on the behalf of its Lender Group, hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to the related Lender Group’s Allocated Share of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Funding Agent hereby absolutely and unconditionally agrees to pay or cause to be paid to the Administrative Agent, for the account of the applicable Issuing Bank, the related Lender Group’s Allocated Share of each LC Disbursement made by such Issuing Bank and not reimbursed by the Company on the date due as provided in clause (e) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason.  Each Funding Agent acknowledges and agrees that its obligation to acquire participations on behalf of its Lender Group pursuant to this paragraph in respect of any LC Disbursement is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Termination Event or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)         Reimbursement.  The Company agrees that if an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying, or causing to be paid, to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the Company receives such notice; provided that the Company shall conclusively be deemed, subject to the conditions to borrowing set forth herein, to have requested that such payment be financed with a Loan in an equivalent amount and, to the extent so financed, the Company’s obligation to make such payment shall be discharged and replaced by the resulting Loan.  If the Company fails to make such payment when due, the Administrative Agent shall notify each Funding Agent of the applicable LC Disbursement, the payment then due from the Company in respect thereof and the Funding Agents’ related Lender Group’s Allocated Share thereof.  The Funding Agents shall provide a copy of such notice to each Lender promptly upon receipt thereof.  Promptly following receipt of such notice, each Funding Agent shall pay or shall cause to be paid to the Administrative Agent its related Lender Group’s Allocated Share of the payment then due from the Company, in the same manner as provided in Section 3 with respect to Loans made by such Lender Group (and Section 3 shall apply, mutatis mutandis, to the payment obligations of the Committed Lenders), and the Administrative Agent shall promptly pay to such Issuing Bank the amounts so received by it from the Lender Groups.  Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this clause (e), the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that each related Lender Group has made payments pursuant to this clause (e) to reimburse such Issuing Bank, then to the applicable Funding Agents for the benefit of such Lender Groups and such Issuing Bank as their interests may appear.  Any payment made by a Lender Group pursuant to this clause (e) to reimburse an Issuing Bank for any LC Disbursement (other than the funding of Loans as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligations to reimburse such LC Disbursement.

(d)       Subsection (b) of Section 3.1  (Borrowing Request) to the U.S. Receivables Loan Agreement is hereby amended by (1) deleting the “and” appearing at the end of clause (iii) thereof, (2) replacing the period at the end of clause (iv) with “; and”, and (3) inserting the following new clause (v) thereafter:

(v)         during any Non-Pro Rata Funding Period, confirm the Lender Group expected to fund the requested Loans;

(e)       Section 3.2  (Lenders’ Commitment) to the U.S. Receivables Loan Agreement is hereby amended as follows:

(i)         Subsection (a) is hereby amended and restated in its entirety to read as follows:

(a)       Each Loan (other than a Swingline Loan) requested by, or on behalf of, the Company in a Borrowing Request shall be made by the Lender Groups as follows:

(i)         during any Pro Rata Funding Period, in an amount equal to such Lender Group’s Pro Rata Share of each Loan requested; and

(ii)        during any Non-Pro Rata Funding Period, (A) first, so long as the aggregate outstanding principal amount of Loans funded by the Lender Group specified by the Company in the Borrowing Request (the “Funding Lender Group”) as of the proposed Borrowing Date is less than the aggregate Commitments of the Lenders in such Lender Group, the Funding Lender Group shall make Loans in the amount of each Loan requested until the aggregate outstanding principal amount of Loans funded by the Funding Lender Group is equal to the aggregate Commitments of the Lenders in such Lender Group, and (B) second, if the aggregate outstanding principal amount of Loans funded by the Funding Lender Group after giving effect to clause (A) above is equal to the aggregate Commitments of the Lenders in such Funding Lender Group, the other Lender Group (the “Non-Funding Lender Group”) shall make Loans in the amount of each Loan requested until the aggregate outstanding principal amount of Loans funded by the Non-Funding Lender Group is equal to the aggregate Commitments of the Lenders in the Non-Funding Lender Group.

The Conduit Lender, if any, in each such Lender Group may fund, and if not, the Committed Lenders members of such Lender Group shall fund, such Loan in the amounts set forth above.

(ii)       Subsection (c) is hereby amended by amending and restating clause (iii) therein its entirety to read as follows:

(iii)       if, after funding such Loan, the aggregate outstanding principal amount of Loans funded by such Committed Lender would exceed such Committed Lender’s Available Commitment.

(iii)      Section 3.2 to the U.S. Receivables Loan Agreement is hereby further amended by adding a new subsection (d) thereto to read in its entirety as follows:

(d)        On each Non-Pro Rata Funding Period Termination Date, the Lender Groups shall make such assignments of Loans among themselves as of such date so that, after giving effect to such assignments of such Loans, each Lender Group is holding its Pro Rata Share of the Aggregate Principal Balance of Loans outstanding.

(f)        Section 3.3 (Disbursement of Funds) to the U.S. Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

3.3       Disbursement of Funds

On each Borrowing Date, (i) each Lender Group shall remit an amount equal to its share of the Loans in accordance with Section 3.2(a) (other than the Swingline Loans, if any) to be made on such Borrowing Date, as determined above, to the Company Receipts Account (or as otherwise agreed by the Administrative Agent and each Funding Agent in writing) in immediately available funds and (ii) the Swingline Lender shall remit an amount equal to the Swingline Loans to be made on such Borrowing Date, as determined herein, to the Company Receipts Account (or as otherwise agreed by the Administrative Agent and the Swingline Lender in writing) in immediately available funds.

(g)       Subsection (b) of Section 3.4 (Swingline Loans) to the U.S. Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b)         The Administrative Agent shall notify each Funding Agent when a Swingline Loan has been made and shall specify in such notice the principal amount of such portion of the Swingline Loan which is designated by the Company as required to be paid to the Swingline Lender under this Section 3.4(b) (regardless of whether the conditions precedent thereto set forth in Section 6 are then satisfied and whether or not any Termination Event or Potential Termination Event exists or all or any of the Loans have been accelerated, but subject to the other provisions of this Section 3.4) and such notice shall be deemed a request for a Loan from the Company.  Each Committed Lender that is not the Swingline Lender hereby unconditionally and irrevocably agrees to fund to the Administrative Agent for the benefit of the Swingline Lender, in lawful money of the United States and in same day funds, not later than 1:00 p.m. New York time on the Business Day immediately following the Business Day of such Committed Lender’s related Funding Agent’s receipt of such notice from the Administrative Agent (provided that if any Funding Agent will receive such notice at or prior to 9:00 a.m. New York time on a Business Day, such funding will be made by such Committed Lender on such Business Day), as follows: (x) during any Pro-Rata Funding Period, in the amount of such Committed Lender’s Pro Rata Share of the requested Loan or (y) during any Non-Pro Rata Funding Period, (A) first, to the extent that the Committed Lenders in the Funding Lender Group have Available Commitments, the Committed Lenders in such Funding Lender Group shall make such Loan in the amount requested or until the aggregate outstanding principal amount of Loans funded by the Funding Lender Group would exceed such Committed Lenders’ Available Commitment, and (B) second, if the aggregate outstanding principal amount of Loans funded by the Funding Lender Group after giving effect to clause (A) above is equal to such Committed Lenders’ Available Commitment, the Non-Funding Lender Group shall make a Loan in the amount not funded by the Funding Lender Group or until the aggregate outstanding principal amount of Loans funded by the Non-Funding Lender Group is equal to the aggregate Commitments of the Committed Lenders in the Non-Funding Lender Group.  The proceeds of any such Loan will be immediately paid over to the Administrative Agent for the benefit of the Swingline Lender for application to the Swingline Loan.  Notwithstanding anything else herein to the contrary, the Conduit Lender member of a Lender Group may, but shall not be obligated to, fund the Loan described in this Section 3.4(b) in lieu of a Loan made by the related Committed Lender.  The Administrative Agent shall provide the Company a copy of any notice delivered to the Committed Lenders pursuant to this Section 3.4(b), provided that any failure to deliver such notice shall not affect the obligations of the Committed Lenders to comply with the provisions of this Section 3.4(b).

(h)       Section 9 (Illegality) to the U.S. Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

9.         ILLEGALITY

Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any relevant Governmental Authority shall make it unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund its share of any Loan:

(a)         the applicable Funding Agent shall promptly notify the Administrative Agent, the Company and the Master Servicer thereof;

(b)         the Commitment of that Lender will be immediately cancelled; and

(c)         the Company shall repay that Lender’s funded share of the Loans made to the Company on the last day of the Interest Period for each Loan occurring after the applicable Funding Agent has delivered the notice under clause (a) above.

(i)        Section 28 (Removal and Withdrawal of Originators and Approved Originators) is hereby amended as follows:

(i)        Clause (iv) of subsection (b) is hereby amended and restated in its entirety to read as follows:

(iv)      the Collateral Agent, each Funding Agent and the Administrative Agent shall have received prior written notice from the Master Servicer of such cessation (accompanied by a certificate of a Responsible Officer of the Master Servicer attaching (i) a pro forma Monthly Settlement Report and certifying that the Target Receivables Amount will be equal to or less than the Aggregate Receivables Amount after giving effect to such disposition and/or cessation and (ii) an updated list of all Designated Lines of Business that are designated as Excluded Designated Lines of Business); and

(ii)       A new subsection (e) shall be added to the end thereof to read in its entirety as follows:

(e)       At the written request of the Master Servicer delivered to the Collateral Agent, each Funding Agent and the Administrative Agent, a Designated Line of Business that was previously designated as an Excluded Designated Line of Business pursuant to Section 28(b) above may cease to be an Excluded Designated Line of Business and an Approved Originator may resume or commence selling Receivables originated with respect to such Excluded Designated Line of Business; provided that, in each case:

(i)        such resumption or addition is in accordance with the applicable Origination Agreement,

(ii)       the Administrative Agent and each Funding Agent shall have given its prior written consent to such Excluded Designated Line of Business no longer constituting an Excluded Designated Line of Business, such consent not to be unreasonably withheld,

(iii)      no Program Termination Event or Potential Termination Event has occurred and is continuing or would occur as a result thereof,

(iv)      the Collateral Agent, each Funding Agent and the Administrative Agent shall have received prior written notice from the Master Servicer of such resumption or addition (accompanied by (i) a certificate of a Responsible Officer of the Master Servicer attaching a pro forma Monthly Settlement Report and certifying that the Target Receivables Amount will be equal to or less than the Aggregate Receivables Amount after giving effect to such resumption or addition and (ii) an updated list of all Designated Lines of Business that are designated as Excluded Designated Lines of Business),

(v)       all Obligors with respect to Receivables originated with respect to such Excluded Designated Line of Business shall be instructed to make all payments with respect to such Receivables to a Collection Account in accordance with the applicable Origination Agreement and the Master Servicer shall take all steps reasonably intended to cause such Obligors to comply with such instructions,

(vi)      if applicable, the relevant Originator or Originators with respect to such Excluded Designated Line of Business shall have executed, filed and recorded, at its own expense, appropriate UCC financing statements with respect to the Receivables (and Related Property) originated and proposed to be sold by it in such manner and such jurisdictions as are necessary to perfect the Company’s ownership interest in such Receivables,

(vii)     the Company, each Funding Agent and the Administrative Agent shall be satisfied that there are no Liens on the Excluded Designated Line of Business Receivables to be sold by such Originator, except as Permitted Liens, and

(viii)    if the aggregate Principal Amount of Receivables added to the pool of Receivables with respect to such Excluded Designated Line of Business for the immediately preceding twelve (12) calendar months is greater than ten percent (10%) of the Aggregate Receivables Amount on such date before giving effect to the removal of such designation as an Excluded Designated Line of Business, then the historical aging and liquidation schedule information of the Receivables originated with respect to such Excluded Designated Line of Business and other data relating to the Receivables is satisfactory to each Funding Agent and the Administrative Agent.

(j)        Section 37.16  (Notices) is hereby amended by replacing the addresses for notices to the Company and the Master Servicer set forth therein with the following addresses:

The Company:

Huntsman Receivables Finance II LLC

c/o Huntsman International LLC

10003 Woodloch Forest Drive

The Woodlands, Texas 77380

Attention:  Office of General Counsel

Telephone No.:  1 (281) 719-6000

Facsimile No.:  1 (281) 719-4620

with a copy to the Master Servicer

The Master Servicer:

Vantico Group S.à.r.l.

180, route de Longwy, L-1940 Luxembourg

Attention:  Frank Van Opstal

Telephone No.:  + 32 2 758 9656

Facsimile No.:  + 32 2 758 9186

(k)       Schedule 3  (Definitions) to the U.S. Receivables Loan Agreement is hereby amended as follows:

(i)        The definition of “Approved Originator” is hereby amended and restated in its entirety to read as follows:

“Approved Originator” shall mean Huntsman Propylene Oxide LLC, Huntsman International Fuels LLC, Huntsman Ethyleneamines LLC, Huntsman International LLC, Huntsman Advanced Material Americas LLC, and Huntsman Petrochemical LLC, unless and until any such entity is removed as an Approved Originator pursuant to Section 28 of the U.S. Receivables Loan Agreement; and any entity that may be approved as an Additional Originator pursuant to, and in accordance with, the provisions of Section 27 of the U.S. Receivables Loan Agreement.

(ii)       The definition of “Available Commitment” is hereby amended and restated in its entirety to read as follows:

“Available Commitment” shall mean, the Commitment of a Committed Lender minus:

(a)        the outstanding principal amount of the Loans funded by such Lender’s Lender Group;

(b)        in relation to any proposed Borrowing, its Lender Group’s share of the relevant Loans (other than the proposed Borrowing) that are due to be made on or before the proposed Borrowing Date in accordance with Section 3.3;  provided that such Lender Group’s share of any Loans that are due to be repaid on or before the proposed Borrowing Date shall not be deducted; and

(c)        its Lender Group’s Allocated Share of the aggregate undrawn amount of all outstanding Letters of Credit.

(iii)      The definition “Excluded Line of Business” is hereby amended and restated in its entirety to read as follows:

“Excluded Designated Line of Business” shall mean the Textile Effects division of Huntsman International, the PU Terol line of business and any Designated Line of Business that (i) is identified by notice given pursuant to Section 28(b)(iv) of the U.S. Receivables Loan Agreement as an “Excluded Designated Line of Business” and at such time of designation each of the other conditions set forth in Section 28(b) of the U.S. Receivables Loan Agreement are satisfied and (ii) has not ceased to be an Excluded Designated Line of Business pursuant to Section 28(e).

(iv)      The definition of “Fee Letters” is hereby amended and restated in its entirety to read as follows:

“Fee Letters” means the Second Amended and Restated Joint Fee Letter dated as of April 21, 2017, and each other fee letter from time to time agreed upon between the Company and any of the Administrative Agent or any Funding Agent, Lender or Issuing Bank, and any amendments, restatements, supplements or modifications thereto.

(v)       The definition of “LC Exposure” is hereby amended and restated in its entirety to read as follows:

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Company at such time; provided, however, that any Letter of Credit which has been cash collateralized pursuant to Section 2.4(i) shall not be considered to be outstanding for purposes of calculating the “LC Exposure” at such time.  The LC Exposure of any Lender Group at any time shall be its Allocated Share of the LC Exposure at such time.

(vi)      The definition of “Scheduled Commitment Termination Date” is hereby amended and restated in its entirety to read as follows:

“Scheduled Commitment Termination Date” shall mean April 30, 2020, as such date may be extended from time to time in writing by the Lenders, the related Funding Agents and the Company.

(vii)     The following new definitions are hereby inserted in Schedule 3 in the proper alphabetical order:

“Allocated Share” means, with respect to any Lender Group, at any time, (i) during a Non-Pro Rata Funding Period, a fraction, expressed as a percentage, (a) the numerator of which is the LC Funding Exposure of such Lender Group, and (b) the denominator of which is the LC Exposure, and (ii) during a Pro-Rata Funding Period, such Lender Group’s Pro Rata Share.

“Funding Lender Group” has the meaning specified in Section 3.2(a) of the U.S. Receivables Loan Agreement.

“LC Funding Exposure” means, at any time during a Non-Pro Rata Funding Period,

(A) with respect to the Funding Lender Group, an amount equal to the lesser of:

(i)        the product of (x) its Pro Rata Share and (y) the LC Exposure at such time, and

(ii)       the difference between (x) its Commitment minus (y) the sum of (1) the outstanding principal amount of the Loans funded by the Funding Lender Group and (2) in relation to any proposed Borrowing, its Lender Group’s share of the relevant Loans (other than the proposed Borrowing) that are due to be made on or before the proposed Borrowing Date in accordance with Section 3.3;  provided that such Lender Group’s share of any Loans that are due to be repaid on or before the proposed Borrowing Date shall not be deducted; and

(B) with respect to the Non-Funding Lender Group, the difference between:

(i)        the LC Exposure at such time minus

(ii)       the Funding Lender Group’s LC Funding Exposure, calculated pursuant to the foregoing clause (A).

“Non-Funding Lender Group” has the meaning specified in Section 3.2(a) of the U.S. Receivables Loan Agreement.

“Non-Pro Rata Funding Period” shall mean any period that begins on the termination date of a Pro Rata Funding Period and ends on a Non-Pro Rata Funding Period Termination Date.

“Non-Pro Rata Funding Period Termination Date” shall mean, with respect to any Non-Pro Rata Funding Period, the date specified by the Company in writing to each Funding Agent and the Administrative Agent as the last day of such Non-Pro Rata Funding Period; provided that such notice shall be delivered no less than ten (10) Business Days prior to the Non-Pro Rata Funding Period Termination Date set forth in such notice.

“Pro Rata Funding Period” shall mean (i) the period from April 21, 2017 until the date specified by the Company in writing to each Funding Agent and the Administrative Agent as the last day of such Pro Rata Funding Period (provided that such notice shall be delivered no less than ten (10) Business Days prior to such specified date and shall identify the Funding Lender Group and Non-Funding Lender Group for the Non-Pro Rata Funding Period to commence at the end of such Pro Rata Funding Period) and (ii) any subsequent period that begins on a Non-Pro Rata Funding Period Termination Date and ends on the date specified by the Company in writing to each Funding Agent and the Administrative Agent as the last day of such Pro Rata Funding Period (provided that such notice shall be delivered no less than ten (10) Business Days prior to such specified date and shall identify the Funding Lender Group and Non-Funding Lender Group for the Non-Pro Rata Funding Period to commence at the end of such Pro Rata Funding Period); provided, however, that if either Funding Agent delivers notice to the Company and the Administrative Agent no less than five (5) Business Days prior to the specified end of the Pro Rata Funding Period that it objects to the end of the Pro Rata Funding Period, then such Pro Rata Funding Period shall continue as if such notice by the Company had not been given.

(l)        Schedule 7  (Location of Records of the Company) is hereby amended and restated in its entirety to read as set forth on Schedule 7 hereto.

(m)      The U.S. Receivables Loan Agreement is hereby further amended by amending and restating the notice addresses of the Funding Agent, Committed Lender, and Conduit Lender in the RBC Lender Group and Royal Bank of Canada, as Issuing Bank, as set forth on Exhibit A hereto.

5.         Continuing Obligation.  Pursuant to Section 28(d) of the U.S. Receivables Loan

Agreement and Section 8.05 of the U.S. Receivables Purchase Agreement, Huntsman P&A hereby covenants and agrees that it shall have a continuing obligation in respect of the Receivables (if any) sold by Huntsman P&A, up to but excluding the Effective Date, pursuant to the U.S. Receivables Purchase Agreement (including making Originator Dilution Adjustment Payments, Originator Adjustment Payments and any payments in respect of indemnification) and not repurchased by Huntsman P&A in connection with its withdrawal as an Originator and such continuing obligation shall be unaffected by its withdrawal as an Originator under the U.S. Receivables Purchase Agreement.

6.         Consent to Withdrawal of Huntsman P&A as an Approved Originator.  Pursuant to Section 28(a)(ii) of the U.S. Receivables Loan Agreement, the Administrative Agent and each Funding Agent hereby consents to the withdrawal of Huntsman P&A as an Approved Originator and to the repurchase by Huntsman P&A of the Purchased Receivables originated by it, in each case as of the Effective Date.

7.         Each of the parties hereto hereby consents, acknowledges and agrees to the amendments set forth in Sections 2,  3, and 4 of this Amendment and the agreements and covenants set forth in Sections 5 and 6 hereof.  Huntsman International, as Servicer Guarantor, hereby expressly affirms its obligations under the Transaction Documents.

8.         This Amendment shall become effective on the date the Administrative Agent or its counsel is in receipt of (i) this Amendment duly executed by each of the parties hereto, (ii) the Second Amended and Restated Joint Fee Letter duly executed by each of the parties hereto, and (iii) confirmation from each Funding Agent of its receipt of all fees due and payable on the date hereof pursuant to the Second Amended and Restated Joint Fee Letter (the “Effective Date”).

9.         Except as expressly amended by this Amendment, each of the U.S. Receivables Loan Agreement, the U.S. Receivables Purchase Agreement, the U.S. Servicing Agreement and each other Transaction Document is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect.  The parties hereto agree that this Amendment shall constitute a Transaction Document.

10.       THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

11.       This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.  Delivery (by fax or email) of a facsimile signature on the signature page of this Agreement shall be effective as delivery of an original signature thereof.

12.       The provisions of Sections 37.1, 37.2, 37.21 and 37.22 of the U.S. Receivables Loan Agreement, Section 8.11 of the U.S. Servicing Agreement, Section 8.02 of the U.S. Contribution Agreement and Section 8.02 of the U.S. Receivables Purchase Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE II LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

VANTICO GROUP S.À.R.L.

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Manager

HUNTSMAN INTERNATIONAL LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

HUNTSMAN PROPYLENE OXIDE LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

HUNTSMAN INTERNATIONAL FUELS LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

HUNTSMAN ETHYLENEAMINES LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

[Master Amendment No. 6 Signature Page]

HUNTSMAN PETROCHEMICAL LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

HUNTSMAN P&A AMERICAS LLC

By:	/s/ Brandon M. Gray
Name: Brandon M. Gray
Title: Vice President and Treasurer

[Master Amendment No. 6 Signature Page]

PNC BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Funding Agent, as a Committed Lender, and as an Issuing Bank

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

[Master Amendment No. 6 Signature Page]

ROYAL BANK OF CANADA,
as a Funding Agent, as a Committed Lender, and as an Issuing Bank

By:	/s/ Janine D. Marsini
Name: Janine D. Marsini
Title: Authorized Signatory

By:	/s/ Stephen A. Kuklinski
Name: Stephen A. Kuklinski
Title: Authorized Signatory

THUNDER BAY FUNDING LLC,
as a Conduit Lender

By:	/s/ Janine D. Marsini
Name: Janine D. Marsini
Title: Authorized Signatory

[Master Amendment No. 6 Signature Page]

SCHEDULE 7

Location of Records of the Company

Huntsman Receivables Finance II LLC

c/o Huntsman International LLC

10003 Woodloch Forest Drive

The Woodlands, Texas 77380

EXHIBIT A

NOTICE ADDRESSES OF ROYAL BANK OF CANADA AND

THUNDER BAY FUNDING LLC

If to ROYAL BANK OF CANADA as Funding Agent:

200 Vesey Street

New York, NY 10281-8098

Attention: Securitization Finance

Phone: 212-428-6537

Email: conduit.management@rbccm.com

If to ROYAL BANK OF CANADA as Committed Lender:

Royal Bank Plaza, North Tower

200 Bay Street

2nd Floor

Toronto Ontario M5J2W7

Attention: Securitization Finance

Phone: 416-842-3842

Email: conduit.management@rbccm.com

With a copy to:

Royal Bank of Canada

Two Little Falls Center

2751 Centerville Road, Suite 212

Wilmington, DE 19808

Phone: 302-892-5903

Email: conduit.management@rbccm.com

If to ROYAL BANK OF CANADA as Issuing Bank:

20 King Street West

4th Floor

Toronto Ontario M5H1C4

Attention: GLA Trade

Email: glatrade@rbc.com

With a copy to:

Royal Bank of Canada

Two Little Falls Center

2751 Centerville Road, Suite 212

Wilmington, DE 19808

Phone: 302-892-5903

Email: conduit.management@rbccm.com

If to THUNDER BAY FUNDING LLC:

c/o Global Securitization Services, LLC

68 South Service Road

Suite 120

Melville, NY 11747

Attn: Kevin Burns

Phone: 631-587-4700

Email: conduitadmin@gssnyc.com

With a copy to:

Royal Bank of Canada

Two Little Falls Center

2751 Centerville Road, Suite 212

Wilmington, DE 19808

Phone: 302-892-5903

Email: conduit.management@rbccm.com